UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2023

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 11, 2023, OptimizeRx Corporation (the “Company” or “OptimizeRx”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Healthy Offers, Inc. (d/b/a Medicx Health), a Nevada corporation (“Medicx”), the securityholders of Medicx named therein (the “Securityholders”), and Michael Weintraub, not in his individual capacity, but solely in his capacity as representative, agent and attorney-in-fact of the Securityholders. On October 24, 2023, pursuant to the Merger Agreement, a newly formed wholly-owned subsidiary of the Company consummated the merger with and into Medicx, with Medicx continuing as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”).

On October 25, 2023, OptimizeRx filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of the Merger. Among other things, this Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(i) The audited balance sheets of Medicx as of December 31, 2022 and 2021, and the related statements of income, changes in stockholders’ equity and cash flows for the fiscal years ended December 31, 2022 and 2021 are included as Exhibit 99.2 to this report and incorporated by reference herein.

(ii) The unaudited balance sheets of Medicx as of June 30, 2023 and December 31, 2022 and the related statements of income, changed in stockholders’ equity and cash flows for the three and six months ended June 30, 2023 and 2022 are included as Exhibit 99.3 to this report and incorporated by reference herein.

(b) Pro Forma Financial Information

OptimizeRx’s unaudited pro forma combined balance sheet as of June 30, 2023 and pro forma condensed combined statement of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 are included as Exhibit 99.4 to this report and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

10.1*+	Common Stock Purchase Agreement dated October 24, 2023, by and among the Company and the Management Investors

23.1	Consent of UHY LLP

99.1++	Press Release of OptimizeRx dated October 25, 2023

99.2	Audited Financial Statements of Medicx as of December 31, 2022 and 2021 and for the fiscal years ended December 31, 2022 and 2021

99.3	Unaudited Financial Statements of Medicx as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022

99.4	Unaudited Pro Forma Combined Financial Information of OptimizeRx Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.
+	Previously filed.
++	Previously furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: January 5, 2024	By:	/s/ Edward Stelmakh
		Name:	Edward Stelmakh
		Title:	Chief Financial Officer

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